UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): January 2, 2019

COWEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34516	27-0423711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

599 Lexington Avenue
New York, NY 10022
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 845-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On January 8, 2019, Cowen Inc. (the “Company”) filed, with the Securities and Exchange Commission, a Current Report on Form 8-K (the “Initial Form 8-K”) regarding the closing of Cowen's acquisition of all of the outstanding equity interests in Quarton Management AG, Quarton International Europe AG, Quarton Partners, LLC and Quarton Securities GP, LLC (collectively "Quarton Group") comprising the U.S. and European operations of the acquired combining companies (the "Acquisition").

Upon further analysis following completion of the respective audits of the financial statements of the Company and Quarton Group for the fiscal year ended December 31, 2018 and the filing of the Company’s 2018 Annual Report on Form 10-K, the Company has determined that financial statements of Quarton Group and pro forma financial information giving effect to the Acquisition are no longer required to be filed pursuant to Item 9.01(a) of Form 8-K and Rule 3-05(b) of Regulation S-X.

Accordingly, the Company hereby amends the Initial Form 8-K to eliminate the references to the subsequent filing of financial statements of Quarton Group and pro forma financial information giving effect to the Acquisition.

Item 9.01.  Financial Statements and Exhibits

The disclosure contained in Item 9.01(a) and Item 9.01(b) of the Initial Form 8-K is hereby deleted in its entirety.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWEN INC.
		By:	/s/ STEPHEN A. LASOTA
		Name:	Stephen A. Lasota
Date:	March 18, 2019	Title:	Chief Financial Officer (principal financial officer and principal accounting officer)

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